UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	February 25, 2014

Immediatek, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-26073	86-0881193
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3301 Airport Freeway, Suite 200
Bedford, Texas	76021
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(888) 661-6565

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01            Regulation FD Disclosure.

On February 25, 2014, Immediatek, Inc. issued a press release announcing its retention of GuideCap Partners LLC.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information furnished under this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless such subsequent filing specifically references this Current Report on Form 8-K.

Item 9.01            Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Immediatek, Inc. press release, dated February 25, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Immediatek, Inc., a Nevada corporation

Date: February 25, 2014	By:	/s/ Timothy Rice
	Name:	Timothy Rice
	Title:	President

EXHIBIT INDEX

Exhibit No.	Description

99.1	Immediatek, Inc. press release, dated February 25, 2014.